                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections (i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.

    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.



                                 /s/ Eric Hecht
                                 ----------------------------
                                 Eric Hecht

                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections (i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.

    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.




                               /s/ Richard Robbins
                               ----------------------------
                               Richard Robbins

                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective Time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections (i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.




                                /s/ David Turock
                                ----------------------------
                                David Turock

                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections
(i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.

    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.




                                /s/ Mary Jo Altom
                                ----------------------------
                                Mary Jo Altom

                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections (i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.

    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.




                               /s/ Lisa Mikulynec
                               ----------------------------
                               Lisa Mikulynec

                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections
(i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.

    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.




                                 /s/ Wai Nam Tam
                                 ----------------------------
                                 Wai Nam Tam

                                 IDT CORPORATION

                                Irrevocable Proxy

    The undersigned agrees to, and hereby grants to Howard Jonas an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of IDT CORPORATION (the "Corporation") issued to the undersigned pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 7, 1998, by and among the Corporation, and each of InterExchange, Inc. ("IX"), a Delaware corporation, ADM Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation, and David Turock, Eric Hecht, Richard Robbins (collectively, "Sellers"), Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec (collectively, "Technology Sellers") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation, including but not limited to the election of directors of the Corporation. The undersigned hereby affirms that this proxy is given as a consideration of the Merger Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Howard Jonas for the period beginning the Effective time as defined in the Merger Agreement and ending on the date immediately preceding such date as constitutes the end of the respective lock-up period for such securities, as set forth in Subsections
(i)-(v) of Section 5.12(a) and Section 5.12(c) and 5.12(d) of the Merger Agreement.

    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated this 7th day of April, 1998.




                               /s/ Bradley Turock
                               ----------------------------
                               Bradley Turock



                                       18